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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): October 29, 2003


                 SALOMON BROTHERS MORTGAGE SECURITIES VII, INC.

             (Exact name of registrant as specified in its charter)
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           Delaware                     333-83816               13-3439681
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(State or Other Jurisdiction of        (Commission           (I.R.S. Employer
        Incorporation)                 File Number)       Identification Number)


     390 Greenwich Street
      New York, New York                  10013
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Registrant's telephone number, including area code: (212) 816-6000
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Item 2. ACQUISITION OR DISPOSITION OF ASSETS

Description of the Certificates and the Mortgage Pool

                  On October 29, 2003, a single series of certificates, entitled Citigroup Mortgage Loan Trust, Series 2003-CB5, C-BASS Mortgage Loan Asset-Backed Certificates (the "Certificates"), were issued pursuant to a pooling and servicing agreement, dated as of October 1, 2003 (the "Agreement"), attached hereto as Exhibit 4.1, among Salomon Brothers Mortgage Securities VII, Inc. as depositor (the "Depositor"), Credit-Based Asset Servicing and Securitization LLC as seller (the "Seller"), Litton Loan Servicing LP ("Litton") as servicer (the "Servicer") and U.S. Bank National Association as trustee (the "Trustee"). The Certificates consist of thirteen classes of certificates (collectively, the "Certificates"), designated as the "Class AV-1 Certificates," "Class AF Certificates," "Class AV-2 Certificates," "Class M-1 Certificates," "Class M-2 Certificates," "Class M-3 Certificates," "Class B-1 Certificates," "Class B-2 Certificates," "Class B-3 Certificates," "Class X Certificates," "Class N Certificates," "Class R Certificates" and "Class R-X Certificates." The Certificates evidence in the aggregate the entire beneficial ownership interest in a trust fund (the "Trust Fund"), consisting of a pool of mortgage loans (the "Mortgage Pool'") of conventional, one- to four- family, adjustable rate and fixed rate, first lien and second lien mortgage loans having original terms to maturity up to 30 years (the "Mortgage Loans"). The Mortgage Pool consist of Mortgage Loans having an aggregate principal balance of $344,580,156.00 as of October 1, 2003 (the "Cut-off Date"). The Mortgage Loans were purchased pursuant to the Mortgage Loan Purchase Agreement, dated October 27, 2003, between the Seller and the Depositor. The Class AV-1 Certificates, the Class AF Certificates, the Class AV-2 Certificates, the Class M-1 Certificates, a portion of the Class M-2 Certificates, a portion of the Class M-3 Certificates, portion of the Class B-1 Certificates and a portion of the Class B-2 Certificates were sold by the Depositor to Citigroup Global Markets Inc. (the "Underwriter"), pursuant to an Underwriting Agreement, dated October 27, 2003 (the "Underwriting Agreement") among the Depositor and the Underwriter.

         The Certificates have the following initial Certificate Balances and Pass-Through Rates:


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                          INITIAL CERTIFICATE
       CLASS              PRINCIPAL BALANCE(1)             PASS-THROUGH RATE
--------------------   --------------------------     --------------------------
AV-1................         $161,750,000                      Variable(2)
AV-2................         $ 68,611,000                      Variable(2)
AF..................         $ 46,164,000                 4.226% per annum(3)
M-1.................         $ 22,225,000                     Variable(2)
M-2.................         $ 18,091,000                     Variable(2)
M-3.................         $ 4,479,000                      Variable(2)
B-1.................         $ 5,169,000                      Variable(2)
B-2.................         $ 3,446,000                      Variable(2)
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________________
(1)  Approximate.
(2) The pass-through rates on each class of offered certificates (other than the Class AF Certificates) are based on one-month LIBOR plus an applicable margin, subject to a cap as described in this prospectus supplement under "Description of the Certificates--Pass-Through Rates."
(3) Subject to increase and subject to a cap as described in this prospectus supplement under "Description of the Certificates--Pass-Through Rates."




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     The Certificates, other than the Class B-3 Certificates, the Class N
Certificates, the Class X Certificates, the Class R Certificates and the Class R-X Certificates, and the Mortgage Loans are more particularly described in the Prospectus, dated October 27, 2003, and the Prospectus Supplement, dated October 27, 2003, as previously filed with the Securities and Exchange Commission pursuant to Rule 424(b). The Class B-3 Certificates, the Class N Certificates, the Class X Certificates, the Class R Certificates and the Class R-X Certificates have not been and will not be publicly offered by the Depositor. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Prospectus Supplement.

Item 7.           FINANCIAL STATEMENTS AND EXHIBITS

         (a)      Not applicable

         (b)      Not applicable

         (c)      Exhibits




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     Exhibit No.                           Description
     -----------                           -----------
         4.1 Pooling and Servicing Agreement, dated as of October 1, 2003, by and among Salomon Brothers Mortgage Securities VII, Inc. as Depositor, Credit- Based Asset Servicing and Securitization LLC, as Seller, Litton Loan Servicing LP as Servicer and U.S. Bank National Association as Trustee relating to the Series 2003-CB5 Certificates.






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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: October 29, 2003


                                     SALOMON BROTHERS MORTGAGE SECURITIES VII,
                                     INC.


                                     By: /s/ David Reedy
                                         --------------------------------------
                                     Name:   David Reedy
                                     Title:  Assistant Secretary







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                                Index to Exhibits
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                                                                   Sequentially
Exhibit No.                         Description                    Numbered Page
-----------                         -----------                    -------------
    4.1           Pooling and Servicing Agreement, dated as              7
                  of October 1, 2003, by and among Salomon
                  Brothers Mortgage Securities VII, Inc. as
                  Depositor, Credit- Based Asset Servicing and Securitization LLC, as Seller, Litton
                  Loan Servicing LP as Servicer and U.S.
                  Bank National Association as Trustee
                  relating to the Series 2003-CB5
                  Certificates.






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                                   Exhibit 4.1